UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 20, 2011

ATLANTIC POWER CORPORATION

(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-34691	55-0886410
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Clarendon Street, Floor 25 Boston, MA	02116
(Address of principal executive offices)	(Zip code)

(617) 977-2400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                                          Other Events.

On June 20, 2011, Atlantic Power Corporation (“Atlantic Power”) and Capital Power Income L.P.  (“CPILP”) issued a joint news release announcing that they have entered into an arrangement agreement pursuant to which Atlantic Power will acquire, directly and indirectly, all of the outstanding partnership units of CPILP.  The news release is attached as Exhibit 99.1 to this report.

On June 20, 2011, Atlantic Power and CPILP began using a joint investor presentation relating to the acquisition of CPILP.  A copy of the presentation slides is attached as Exhibit 99.2 hereto. Such slides are also posted on Atlantic Power’s website at www.atlanticpower.com under “Media & Events — Presentations.”

The information required by Item 1.01 of Form 8-K, including a copy of the arrangement agreement, will be filed in a separate Current Report on Form 8-K.

Item 9.01.                                          Exhibits.

(d) Exhibits

Exhibit
Number	Description
99.1	Press Release, dated June 20, 2011
99.2	Investor Presentation Slides

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Atlantic Power Corporation

Dated: June 20, 2011	By:	/s/ BARRY E. WELCH
Name: Barry E. Welch
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release, dated June 20, 2011
99.2	Investor Presentation Slides